EARNOUT AGREEMENT AND AMENDMENT TO
SHARE PURCHASE AGREEMENT

This Earnout Agreement and Amendment to Share Purchase Agreement (this “Agreement”), effective as of July 2, 2014 (the “Effective Date”), is made and entered into by and among Glu Mobile Inc., a Delaware corporation (“Glu”), Blammo Games Inc., a company organized under the laws of Ontario (“Blammo”), each of the former shareholders of Blammo (the “Sellers”), and Michael Haines, as the Representative of the Sellers (the “Representative”). The capitalized terms used but not defined in this Agreement have the meanings given to them in the Share Purchase Agreement, dated August 1, 2011, by and among Glu, Blammo and the Sellers (the “Purchase Agreement”).

RECITALS

WHEREAS, Schedule B to the Purchase Agreement (the “Earnout Guidelines”) contains, among other items, (i) certain obligations of Glu to issue after the Closing Additional Shares to the Sellers, to the extent earned in accordance with the terms and conditions of the Earnout Guidelines, and (ii) certain obligations of Glu and certain of the Sellers with respect to operational matters following the Closing;

WHEREAS, the parties hereto desire to formalize their agreement with regard to (i) the number of Additional Shares that Glu will issue to the Sellers with respect to Fiscal 2015 and (ii) certain operational matters with regard to Blammo’s business following the Effective Date, which will require amending the Purchase Agreement, including the Earnout Guidelines, as specifically set forth below; and

WHEREAS, Section 6.1 of the Purchase Agreement provides that the Purchase Agreement may be amended by an amendment signed by Glu and the Representative (on behalf of the Sellers), and that such amendment will be binding on all Sellers.

NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Issuance of Additional Shares for Fiscal 2015. The parties agree that Glu will issue 750,000 Additional Shares, in the aggregate (the “Fiscal 2015 Additional Shares”), to the Sellers in full satisfaction of Sellers’ opportunity to earn Additional Shares for Fiscal 2015. The Representative and the Sellers acknowledge and agree that the Sellers are accepting the Fiscal 2015 Additional Shares in lieu of the opportunity that the Sellers otherwise would have had under the Purchase Agreement to earn up to 1,153,846 Additional Shares for Fiscal 2015 if Blammo were to generate US$15,000,000 in Net Revenues during Fiscal 2015. Glu agrees to provide written instructions to its transfer agent within a reasonable amount of time following the Effective Date, but in no event later than July 31, 2014, to issue each Seller its Pro Rata Share of the Fiscal 2015 Additional Shares. The parties agree that Subsections 5.5(b)(i), (ii) and (iii) of the Purchase Agreement shall not apply with respect to the Fiscal 2015 Additional Shares, but for greater certainty, Subsection 5.5(b)(iv) shall continue to apply with respect to the Fiscal 2015 Additional Shares.

2. Participation in Blammo Studio 2014 Bonus Plan. Each of Christopher Locke, Andrew Robberts and David Waisglass will be eligible to participate, effective as of January 1, 2014, in the Blammo Studio 2014 Bonus Plan in the form emailed to Mr. Locke by Glu’s General Counsel on July 9, 2014 (the “Blammo Bonus Plan”). Accordingly, each of Messrs. Locke, Robberts and Waisglass will be eligible to receive bonus payments for each semi-annual period of 2014 as specified in the Blammo Bonus Plan. However, Messrs. Locke, Robberts and Waisglass will not be eligible to receive any discretionary bonus payments from Blammo in respect of the 2014 year; such discretionary bonus payments may only be made to other eligible Blammo employees. The parties hereby specifically acknowledge and agree that, notwithstanding anything contained in the section of the Blammo Bonus Plan entitled “Eligibility Restrictions,” (i) each of Messrs. Locke, Robberts and Waisglass will be entitled to receive his bonus payment under the Blammo Bonus Plan in respect of the January 1-June 30, 2014 semi-annual period, irrespective of whether or not he is employed by Blammo on the date bonuses are paid for such semi-annual period (the “Bonus Payment Date”), unless (A) prior to the Bonus Payment Date, he provides written notice to Blammo of his intent to terminate his employment agreement with Blammo, or (B) Blammo terminates his employment agreement prior to the Bonus Payment Date pursuant to any of the grounds specified in his employment agreement which entitle Blammo to terminate the employment agreement with immediate effect, and (ii) none of Messrs. Locke, Robberts or Waisglass will be considered Newly Eligible Employees (as defined in the Blammo Bonus Plan), and they will all be eligible to achieve a bonus at the “Maximum Target” level for both semi-annual periods in respect of the 2014 year.

3. Blammo Operational Matters. The parties agree that following the Effective Date

a. Organizational Structure of Blammo. Following the Effective Date, Glu intends that Christopher Locke will remain the Chief Executive Officer of Blammo, reporting to Glu’s Chief Executive Officer, and that each of Messrs. Robberts and Waisglass will continue in their current positions and reporting structure within Blammo. However, each of Messrs. Locke, Robberts and Waisglass understand and agree that Glu may change their positions and reporting structure (as well as the positions and reporting structure of any other Blammo employee) at any time following the Effective Date for any reason.

b. Amendment to Employment Agreements. Simultaneously with executing this Agreement, each of Messrs. Locke, Robberts and Waisglass will enter into (1) amendments to their respective employment agreements in the forms attached as Exhibits A-1, A-2 and A-3 to this Agreement and (2) amendments to their respective non-competition, non-solicitation and confidentiality agreements in the forms attached as Exhibits B-1, B-2 and B-3 to this Agreement.

c. Operation of Blammo. Following the Effective Date, Glu will have full control over Blammo’s operations and business (and Blammo (and the Sellers) will no longer have the autonomy contemplated in the Earnout Guidelines), including, but not limited to, all decisions related to the following:

i. The greenlighting, design and development of games within the Blammo studio and the publishing, marketing, monetization and general commercial exploitation of games created by the Blammo studio, whether before or after the Effective Date, including the cessation of Game sales in Glu’s discretion;

ii. Blammo’s business plan and budget, including decisions relating to increasing or reducing the number of Blammo employees;

iii. the hiring and termination of Blammo employees, including Messrs. Locke, Robberts and Waisglass, with the general understanding that the head of the Blammo studio (Mr. Locke immediately following the Effective Date) would have day-to-day responsibility for hiring and termination decisions with respect to Blammo employees, subject to Glu’s policies and procedures including Glu’s ultimate authority and final say with regard to all such decisions; and

iv. Any transfers or dispositions of any or all of Blammo’s assets.

d. Termination of Advisory Board Relationships. Promptly following the Effective Date, Mr. Locke and Mr. Haines agree to take appropriate steps, on behalf of Blammo, to terminate all existing advisory board relationships between Blammo and its advisory board members.

e. Blammo Board Composition. Simultaneously with executing this Agreement, Mr. Haines will resign as a director of Blammo. In the event that subsequent to the Effective Date Glu elects to appoint another Canadian resident director of Blammo, Mr. Locke will resign as a director of Blammo in connection with such appointment. For certainty, however, nothing herein will prevent Mr. Locke from resigning as a director of Blammo at any time, provided that Mr. Locke will provide Glu with reasonable (in any event not less than five business days’) prior written notice before the effective date of such resignation.

4. Attorneys’ Fees. Glu agrees to pay the reasonable legal fees of one law firm representing the Sellers and the Representative in the review and negotiation of this Agreement, not to exceed CDN$15,000. The Representative or Mr. Locke shall provide Glu with an invoice that details the hours spent by such law firm on the review and negotiation of this Agreement, but such invoice will not include descriptions of how such time was spent as such information is solicitor-client privileged.

5. Amendment of Purchase Agreement. In consideration of the parties’ agreement above, the parties agree that the Purchase Agreement shall be amended to delete the Earnout Guidelines in their entirety, effective as of the Effective Date, other than Section 2.4 of the Earnout Guidelines which shall continue to survive. Accordingly, all provisions of the Earnout Guidelines, other than Section 2.4 of the Earnout Guidelines, will terminate and will cease to be operative or have any effect as of the Effective Date.

6. Notices.

a. Notices to Glu. The address for notices to Glu in Section 8.2(i) of the Purchase Agreement is amended and restated in its entirety to read as follows:

“If to Buyer, to:

Glu Mobile Inc.

500 Howard Street, Suite 300
San Francisco, CA 94105
Attention: General Counsel
Telephone No.: (415) 800-6100”

b. Notices to Blammo or the Representative. The address for notices to Blammo or the Representative in Section 8.2(iii) of the Purchase Agreement is amended and restated in its entirety to read as follows:

“If to the Company or the Representative, to:

Blammo Games Inc.

60 Spadina Avenue, Suite 200
Toronto, ON M5V 2H8
Attention: Christopher Locke
Telephone No.: (416) 901-3065”

7. This Agreement will be governed and construed by the law designated for the interpretation and construction of the provisions of the Purchase Agreement.

8. This Agreement may be modified only in writing and signed by each of Glu and the Representative, on behalf of the Sellers.

9. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto; it being understood that all parties hereto need not sign the same counterpart. Facsimile or other forms of electronic signatures to this Agreement have the same force and effect as originals.

10. The parties hereto have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, hereby waive, with respect to this Agreement, each Schedule and each Exhibit attached hereto, the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document. Each Seller has had a reasonable opportunity to consult, and to the extent desired has consulted, with such legal, financial, tax or other advisers with regard to this Agreement.

IN WITNESS WHEREOF, each of the parties set forth below has signed and delivered this Agreement effective as of the Effective Date.

Glu Mobile Inc. By: /s/ Scott J. Leichtner	Blammo Games Inc. By: /s/ Christopher Locke

Name: Scott J. Leichtner	Name: Christopher Locke

Title: Vice President and General Counsel	Title: Chief Executive Officer

Michael Haines, in his capacity as the Representative of the Sellers /s/ Michael Haines

Christopher Locke /s/ Christopher Locke

David Waisglass /s/ David Waisglass

Andrew Robberts /s/ Andrew Robberts

Michael Haines /s/ Michael Haines

Adam Kulidjian /s/ Adam Kulidjian

Exhibit A-1

Addendum No. 2
To The
Employment Agreement

The following agreement is Addendum No. 2 (the “Addendum”) to the Employment Agreement by and between Blammo Games Inc., a body corporate incorporated pursuant to the laws of the Province of Ontario (the “Company”), and Christopher Locke (the “Employee”), dated as of July 31, 2011, which Employment Agreement was amended by Addendum No. 1 to the Employment Agreement dated August 1, 2011 (collectively, the “Agreement”). Capitalized terms not defined in this Addendum have the meanings assigned to them in the Agreement.

Recitals

A.	The Employee is concurrently entering into an Earnout Agreement and Amendment to Share Purchase Agreement with Glu Mobile Inc., the parent of the Company, and the former shareholders of the Company (the “Earnout Agreement”);

B.	It is a material covenant and condition of the Earnout Agreement that the Employee enter into this Addendum; and

C.	This Addendum shall become effective concurrently with the effective date of the Earnout Agreement (the “Amendment Effective Date”).

Agreement

1. Effect of Addendum. This Addendum amends the Agreement. Except as provided in this Addendum, all the terms and conditions of the Agreement remain in full force and effect; however, the terms of this Addendum will govern to the extent of any conflict between the terms of this Addendum and the Agreement.

2. Article 9 (Termination): Article 9 of the Agreement is amended and restated to read in its entirety as follows:

“9.1 This Agreement created herein shall be terminated upon the earlier of:

(a)	the death of the Employee (whereupon the Company agrees to pay to the estate of the Employee his monthly salary to the end of the month in which he passed away);

(b)	30 days’ notice (or payment in lieu) by the Company where the mental or physical disability or incapacitation of whatsoever nature or kind of the Employee is to such an extent that, in the opinion of the Company, acting reasonably, the Employee is or shall be unable or unwilling to substantially perform his duties and obligations hereunder for a period in excess of thirty (30) consecutive days, or if the Employee has been unable or unwilling or has failed to perform his duties for a total of sixty (60) days, consecutive or not.

(c)	the Company giving written notice to the Employee of its intention to terminate this Agreement (except as otherwise provided more particularly in other circumstances elsewhere in section 10.1 herein), such notice (or payment in lieu thereof) to be given at least thirty (30) days prior to the termination date stated therein;

(d)	immediately where the Employee is convicted of a criminal offense involving fraud or dishonesty;

(e)	immediately where the Company suffers a loss of money or property through the theft, embezzlement, forgery, willful misapplication or other fraudulent or dishonest act committed by the Employee;

(f)	immediately where the Employee or any member of his family makes any personal profit arising out of or in connection with a transaction to which the Company is a party or with which it is associated without making a disclosure to and obtaining the prior written consent of the Company;

(g)	immediately where the Company has just cause, as defined at law for immediate termination;

(h)	the Employee giving written notice to the Company of his intention to terminate this Agreement, such notice to be given at least thirty (30) days prior to the termination date stated therein; and

(i)	immediately where the Company has committed a fundamental breach of this Agreement which has not be rectified within thirty (30) days after receipt of written notice of such breach, or immediately if the Employee is required to perform duties that are contrary to the law.

9.2 The employment relationship created herein shall be terminated upon the expiry of the notice periods set forth in paragraphs 9.1(b), (c), (d), (e), (f), (g), (h) or (i) as the case may be. In the event of termination of this Agreement pursuant to any of these paragraphs, the Company shall pay to the Employee an amount equal to the installment of the Basic Annual Salary, or such portion thereof, which is due and payable up to the termination date stated in the notice of termination.

9.3 Upon the termination of the employment pursuant to Section 9.1, and the payment of any portion of the Basic Annual Salary and any accrued vacation pay outstanding or owing up to the termination date, the Company shall have no further legal or equitable obligations or liability to the Employee hereunder or in connection with the employment of the Employee and all such obligations shall be deemed to have been satisfied.

9.4 If the Employee’s employment is terminated for any reason, the Employee agrees to resign effective the same date from any office or directorship held with the Company or any affiliate or related company (a “Member Company”). All equipment, documents or any other materials of any kind created or used by the Employee in the course of employment, or otherwise furnished by the Company or its customers, suppliers, distributors, employees, consultants or Member Companies and in the Employee’s possession or control, shall be surrendered to the Company, in good condition, promptly upon the Employee’s termination of employment, irrespective of the time, manner or cause of termination.

9.5 Survival. Notwithstanding the termination of this Agreement and the employment relationship created herein, the covenants contained in Articles 4, 6, and 18 shall survive and continue for the benefit of the Company and Glu.”

3. Article 11 (Notice): Article 11.1(a) of the Agreement is amended and restated to read as follows:

“To the Company:

Blammo Games Inc.

60 Spadina Avenue, Suite 200
Toronto, ON M5V 2H8

With a copy to:
Glu Mobile Inc.
500 Howard Street, Suite 300
San Francisco, CA 94105
Attn: General Counsel”

4. Article 15 (Entire Agreement): Article 15 is amended and restated to read in its entirety as follows:

“The Agreement, Addendum No. 1 hereto, Addendum No. 2 hereto, the Non-Competition Agreement, the Share Purchase Agreement, as amended to date, and the Earnout Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and merge all prior and contemporaneous communications. The Agreement (as amended by Addendum No. 1 and Addendum No. 2) may not be further modified except by a written agreement dated subsequent to the Amendment Effective Date and signed on behalf of the Company, the Employee and Glu.”

5. Article 17 – Independent Legal Advice. The Employee represents and warrants to the Company and to Glu that in entering this Addendum that each of the provisions of Article 17 of the Agreement shall also apply to this Addendum.

6. Governing Law. This Addendum will be governed and construed by the law designated for the interpretation and construction of the provisions of the Agreement as set forth therein.

[Signature Page Follows]

IN WITNESS OF WHICH the parties have executed this Addendum No. 2 to Employment Agreement.

Glu Mobile Inc.	Blammo Games Inc.
By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

SIGNED, SEALED & DELIVERED In the presence of:
Witness	Christopher Locke
Date:

Exhibit A-2

Addendum No. 2
To The
Employment Agreement

The following agreement is Addendum No. 2 (the “Addendum”) to the Employment Agreement by and between Blammo Games Inc., a body corporate incorporated pursuant to the laws of the Province of Ontario (the “Company”), and Andrew Robberts (the “Employee”), dated as of July 31, 2011, which Employment Agreement was amended by Addendum No. 1 to the Employment Agreement dated August 1, 2011 (collectively, the “Agreement”). Capitalized terms not defined in this Addendum have the meanings assigned to them in the Agreement.

Recitals

A.	The Employee is concurrently entering into an Earnout Agreement and Amendment to Share Purchase Agreement with Glu Mobile Inc., the parent of the Company, and the former shareholders of the Company (the “Earnout Agreement”);

B.	It is a material covenant and condition of the Earnout Agreement that the Employee enter into this Addendum; and

C.	This Addendum shall become effective concurrently with the effective date of the Earnout Agreement (the “Amendment Effective Date”).

Agreement

1. Effect of Addendum. This Addendum amends the Agreement. Except as provided in this Addendum, all the terms and conditions of the Agreement remain in full force and effect; however, the terms of this Addendum will govern to the extent of any conflict between the terms of this Addendum and the Agreement.

2. Article 9 (Termination): Article 9 of the Agreement is amended and restated to read in its entirety as follows:

“9.1 This Agreement created herein shall be terminated upon the earlier of:

(a)	the death of the Employee (whereupon the Company agrees to pay to the estate of the Employee his monthly salary to the end of the month in which he passed away);

(b)	30 days’ notice (or payment in lieu) by the Company where the mental or physical disability or incapacitation of whatsoever nature or kind of the Employee is to such an extent that, in the opinion of the Company, acting reasonably, the Employee is or shall be unable or unwilling to substantially perform his duties and obligations hereunder for a period in excess of thirty (30) consecutive days, or if the Employee has been unable or unwilling or has failed to perform his duties for a total of sixty (60) days, consecutive or not.

(c)	the Company giving written notice to the Employee of its intention to terminate this Agreement (except as otherwise provided more particularly in other circumstances elsewhere in section 10.1 herein), such notice (or payment in lieu thereof) to be given at least thirty (30) days prior to the termination date stated therein;

(d)	immediately where the Employee is convicted of a criminal offense involving fraud or dishonesty;

(e)	immediately where the Company suffers a loss of money or property through the theft, embezzlement, forgery, willful misapplication or other fraudulent or dishonest act committed by the Employee;

(f)	immediately where the Employee or any member of his family makes any personal profit arising out of or in connection with a transaction to which the Company is a party or with which it is associated without making a disclosure to and obtaining the prior written consent of the Company;

(g)	immediately where the Company has just cause, as defined at law for immediate termination;

(h)	the Employee giving written notice to the Company of his intention to terminate this Agreement, such notice to be given at least thirty (30) days prior to the termination date stated therein; and

(i)	immediately where the Company has committed a fundamental breach of this Agreement which has not be rectified within thirty (30) days after receipt of written notice of such breach, or immediately if the Employee is required to perform duties that are contrary to the law.

9.2 The employment relationship created herein shall be terminated upon the expiry of the notice periods set forth in paragraphs 9.1(b), (c), (d), (e), (f), (g), (h) or (i) as the case may be. In the event of termination of this Agreement pursuant to any of these paragraphs, the Company shall pay to the Employee an amount equal to the installment of the Basic Annual Salary, or such portion thereof, which is due and payable up to the termination date stated in the notice of termination.

9.3 Upon the termination of the employment pursuant to Section 9.1, and the payment of any portion of the Basic Annual Salary and any accrued vacation pay outstanding or owing up to the termination date, the Company shall have no further legal or equitable obligations or liability to the Employee hereunder or in connection with the employment of the Employee and all such obligations shall be deemed to have been satisfied.

9.4 If the Employee’s employment is terminated for any reason, the Employee agrees to resign effective the same date from any office or directorship held with the Company or any affiliate or related company (a “Member Company”). All equipment, documents or any other materials of any kind created or used by the Employee in the course of employment, or otherwise furnished by the Company or its customers, suppliers, distributors, employees, consultants or Member Companies and in the Employee’s possession or control, shall be surrendered to the Company, in good condition, promptly upon the Employee’s termination of employment, irrespective of the time, manner or cause of termination.

9.5 Survival. Notwithstanding the termination of this Agreement and the employment relationship created herein, the covenants contained in Articles 4, 6, and 18 shall survive and continue for the benefit of the Company and Glu.”

3. Article 11 (Notice): Article 11.1(a) of the Agreement is amended and restated to read as follows:

“To the Company:

Blammo Games Inc.

60 Spadina Avenue, Suite 200
Toronto, ON M5V 2H8

With a copy to:
Glu Mobile Inc.
500 Howard Street, Suite 300
San Francisco, CA 94105
Attn: General Counsel”

4. Article 15 (Entire Agreement): Article 15 is amended and restated to read in its entirety as follows:

“The Agreement, Addendum No. 1 hereto, Addendum No. 2 hereto, the Non-Competition Agreement, the Share Purchase Agreement, as amended to date, and the Earnout Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and merge all prior and contemporaneous communications. The Agreement (as amended by Addendum No. 1 and Addendum No. 2) may not be further modified except by a written agreement dated subsequent to the Amendment Effective Date and signed on behalf of the Company, the Employee and Glu.”

5. Article 17 – Independent Legal Advice. The Employee represents and warrants to the Company and to Glu that in entering this Addendum that each of the provisions of Article 17 of the Agreement shall also apply to this Addendum.

6. Governing Law. This Addendum will be governed and construed by the law designated for the interpretation and construction of the provisions of the Agreement as set forth therein.

[Signature Page Follows]

IN WITNESS OF WHICH the parties have executed this Addendum No. 2 to Employment Agreement.

Glu Mobile Inc.	Blammo Games Inc.
By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

SIGNED, SEALED & DELIVERED In the presence of:
Witness	Andrew Robberts
Date:

Exhibit A-3

Addendum No. 2
To The
Employment Agreement

The following agreement is Addendum No. 2 (the “Addendum”) to the Employment Agreement by and between Blammo Games Inc., a body corporate incorporated pursuant to the laws of the Province of Ontario (the “Company”), and David Waisglass (the “Employee”), dated as of July 31, 2011, which Employment Agreement was amended by Addendum No. 1 to the Employment Agreement dated August 1, 2011 (collectively, the “Agreement”). Capitalized terms not defined in this Addendum have the meanings assigned to them in the Agreement.

Recitals

A.	The Employee is concurrently entering into an Earnout Agreement and Amendment to Share Purchase Agreement with Glu Mobile Inc., the parent of the Company, and the former shareholders of the Company (the “Earnout Agreement”);

B.	It is a material covenant and condition of the Earnout Agreement that the Employee enter into this Addendum; and

C.	This Addendum shall become effective concurrently with the effective date of the Earnout Agreement (the “Amendment Effective Date”).

Agreement

1. Effect of Addendum. This Addendum amends the Agreement. Except as provided in this Addendum, all the terms and conditions of the Agreement remain in full force and effect; however, the terms of this Addendum will govern to the extent of any conflict between the terms of this Addendum and the Agreement.

2. Article 9 (Termination): Article 9 of the Agreement is amended and restated to read in its entirety as follows:

“9.1 This Agreement created herein shall be terminated upon the earlier of:

(a)	the death of the Employee (whereupon the Company agrees to pay to the estate of the Employee his monthly salary to the end of the month in which he passed away);

(b)	30 days’ notice (or payment in lieu) by the Company where the mental or physical disability or incapacitation of whatsoever nature or kind of the Employee is to such an extent that, in the opinion of the Company, acting reasonably, the Employee is or shall be unable or unwilling to substantially perform his duties and obligations hereunder for a period in excess of thirty (30) consecutive days, or if the Employee has been unable or unwilling or has failed to perform his duties for a total of sixty (60) days, consecutive or not.

(c)	the Company giving written notice to the Employee of its intention to terminate this Agreement (except as otherwise provided more particularly in other circumstances elsewhere in section 10.1 herein), such notice (or payment in lieu thereof) to be given at least thirty (30) days prior to the termination date stated therein;

(d)	immediately where the Employee is convicted of a criminal offense involving fraud or dishonesty;

(e)	immediately where the Company suffers a loss of money or property through the theft, embezzlement, forgery, willful misapplication or other fraudulent or dishonest act committed by the Employee;

(f)	immediately where the Employee or any member of his family makes any personal profit arising out of or in connection with a transaction to which the Company is a party or with which it is associated without making a disclosure to and obtaining the prior written consent of the Company;

(g)	immediately where the Company has just cause, as defined at law for immediate termination;

(h)	the Employee giving written notice to the Company of his intention to terminate this Agreement, such notice to be given at least thirty (30) days prior to the termination date stated therein; and

(i)	immediately where the Company has committed a fundamental breach of this Agreement which has not be rectified within thirty (30) days after receipt of written notice of such breach, or immediately if the Employee is required to perform duties that are contrary to the law.

9.2 The employment relationship created herein shall be terminated upon the expiry of the notice periods set forth in paragraphs 9.1(b), (c), (d), (e), (f), (g), (h) or (i) as the case may be. In the event of termination of this Agreement pursuant to any of these paragraphs, the Company shall pay to the Employee an amount equal to the installment of the Basic Annual Salary, or such portion thereof, which is due and payable up to the termination date stated in the notice of termination.

9.3 Upon the termination of the employment pursuant to Section 9.1, and the payment of any portion of the Basic Annual Salary and any accrued vacation pay outstanding or owing up to the termination date, the Company shall have no further legal or equitable obligations or liability to the Employee hereunder or in connection with the employment of the Employee and all such obligations shall be deemed to have been satisfied.

9.4 If the Employee’s employment is terminated for any reason, the Employee agrees to resign effective the same date from any office or directorship held with the Company or any affiliate or related company (a “Member Company”). All equipment, documents or any other materials of any kind created or used by the Employee in the course of employment, or otherwise furnished by the Company or its customers, suppliers, distributors, employees, consultants or Member Companies and in the Employee’s possession or control, shall be surrendered to the Company, in good condition, promptly upon the Employee’s termination of employment, irrespective of the time, manner or cause of termination.

9.5 Survival. Notwithstanding the termination of this Agreement and the employment relationship created herein, the covenants contained in Articles 4, 6, and 18 shall survive and continue for the benefit of the Company and Glu.”

3. Article 11 (Notice): Article 11.1(a) of the Agreement is amended and restated to read as follows:

“To the Company:

Blammo Games Inc.

60 Spadina Avenue, Suite 200
Toronto, ON M5V 2H8

With a copy to:
Glu Mobile Inc.
500 Howard Street, Suite 300
San Francisco, CA 94105
Attn: General Counsel”

4. Article 15 (Entire Agreement): Article 15 is amended and restated to read in its entirety as follows:

“The Agreement, Addendum No. 1 hereto, Addendum No. 2 hereto, the Non-Competition Agreement, the Share Purchase Agreement, as amended to date, and the Earnout Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and merge all prior and contemporaneous communications. The Agreement (as amended by Addendum No. 1 and Addendum No. 2) may not be further modified except by a written agreement dated subsequent to the Amendment Effective Date and signed on behalf of the Company, the Employee and Glu.”

5. Article 17 – Independent Legal Advice. The Employee represents and warrants to the Company and to Glu that in entering this Addendum that each of the provisions of Article 17 of the Agreement shall also apply to this Addendum.

6. Governing Law. This Addendum will be governed and construed by the law designated for the interpretation and construction of the provisions of the Agreement as set forth therein.

[Signature Page Follows]

IN WITNESS OF WHICH the parties have executed this Addendum No. 2 to Employment Agreement.

Glu Mobile Inc.	Blammo Games Inc.
By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

SIGNED, SEALED & DELIVERED In the presence of:
Witness	David Waisglass
Date:

Exhibit B-1

Addendum No. 1
To The
Non-Competition, Non-Solicitation and Confidentiality Agreement

The following agreement is Addendum No. 1 (the “Addendum”) to the Non-Competition, Non-Solicitation and Confidentiality Agreement by and between Glu Mobile Inc., a Delaware corporation (“Glu”), and Christopher Locke (the “Employee”), dated as of August 1, 2011 (the “Agreement”). Capitalized terms not defined in this Addendum have the meanings assigned to them in the Agreement.

Recitals

A.	The Employee is concurrently entering into an Earnout Agreement and Amendment to Share Purchase Agreement with Glu (the “Earnout Agreement”);

B.	It is a material covenant and condition of the Earnout Agreement that the Employee enter into this Addendum; and

C.	This Addendum shall become effective concurrently with the execution of the Earnout Agreement.

Agreement

1. Effect of Addendum. This Addendum amends the Agreement. Except as provided in this Addendum, all the terms and conditions of the Agreement remain in full force and effect; however, the terms of this Addendum will govern to the extent of any conflict between the terms of this Addendum and the Agreement.

2. Article 1 (Definitions): Article 1 of the Agreement is amended to (a) delete the defined terms “Cause” and “Separation Package Period” in their entirety and (b) to restate the definition of the defined term “Term” to read as follows:

““Term” means the period ending on the earlier of (a) March 31, 2015; (b) in the event the Shareholder’s employment is terminated by Blammo under Section 9.1(b) of the Employment Agreement (as amended) but then is able to perform all of his duties with Blammo (as determined by a physician chosen by the Parties, acting reasonably), the date on which Blammo refuses to rehire the Shareholder on substantially the same terms and conditions of employment or (c) the date on which the Shareholder’s employment is terminated by Blammo under Section 9.1(c) of the Employment Agreement (as amended).”

3. Governing Law. This Addendum will be governed and construed by the law designated for the interpretation and construction of the provisions of the Agreement as set forth therein.

[Signature Page Follows]

IN WITNESS OF WHICH the parties have executed this Addendum No. 1 to Non-Competition, Non-Solicitation and Confidentiality Agreement.

Glu Mobile Inc.

By:

Name:

Title:

Date:

SIGNED, SEALED & DELIVERED In the presence of:
Witness	Christopher Locke
Date:

Exhibit B-2

Addendum No. 1
To The
Non-Competition, Non-Solicitation and Confidentiality Agreement

The following agreement is Addendum No. 1 (the “Addendum”) to the Non-Competition, Non-Solicitation and Confidentiality Agreement by and between Glu Mobile Inc., a Delaware corporation (“Glu”), and Andrew Robberts (the “Employee”), dated as of August 1, 2011 (the “Agreement”). Capitalized terms not defined in this Addendum have the meanings assigned to them in the Agreement.

Recitals

A.	The Employee is concurrently entering into an Earnout Agreement and Amendment to Share Purchase Agreement with Glu (the “Earnout Agreement”);

B.	It is a material covenant and condition of the Earnout Agreement that the Employee enter into this Addendum; and

C.	This Addendum shall become effective concurrently with the execution of the Earnout Agreement.

Agreement

1. Effect of Addendum. This Addendum amends the Agreement. Except as provided in this Addendum, all the terms and conditions of the Agreement remain in full force and effect; however, the terms of this Addendum will govern to the extent of any conflict between the terms of this Addendum and the Agreement.

2. Article 1 (Definitions): Article 1 of the Agreement is amended to (a) delete the defined terms “Cause” and “Separation Package Period” in their entirety and (b) to restate the definition of the defined term “Term” to read as follows:

““Term” means the period ending on the earlier of (a) March 31, 2015; (b) in the event the Shareholder’s employment is terminated by Blammo under Section 9.1(b) of the Employment Agreement (as amended) but then is able to perform all of his duties with Blammo (as determined by a physician chosen by the Parties, acting reasonably), the date on which Blammo refuses to rehire the Shareholder on substantially the same terms and conditions of employment or (c) the date on which the Shareholder’s employment is terminated by Blammo under Section 9.1(c) of the Employment Agreement (as amended).”

3. Governing Law. This Addendum will be governed and construed by the law designated for the interpretation and construction of the provisions of the Agreement as set forth therein.

[Signature Page Follows]

IN WITNESS OF WHICH the parties have executed this Addendum No. 1 to Non-Competition, Non-Solicitation and Confidentiality Agreement.

Glu Mobile Inc.

By:

Name:

Title:

Date:

SIGNED, SEALED & DELIVERED In the presence of:
Witness	Andrew Robberts
Date:

Exhibit B-3

Addendum No. 1
To The
Non-Competition, Non-Solicitation and Confidentiality Agreement

The following agreement is Addendum No. 1 (the “Addendum”) to the Non-Competition, Non-Solicitation and Confidentiality Agreement by and between Glu Mobile Inc., a Delaware corporation (“Glu”), and David Waisglass (the “Employee”), dated as of August 1, 2011 (the “Agreement”). Capitalized terms not defined in this Addendum have the meanings assigned to them in the Agreement.

Recitals

A.	The Employee is concurrently entering into an Earnout Agreement and Amendment to Share Purchase Agreement with Glu (the “Earnout Agreement”);

B.	It is a material covenant and condition of the Earnout Agreement that the Employee enter into this Addendum; and

C.	This Addendum shall become effective concurrently with the execution of the Earnout Agreement.

Agreement

1. Effect of Addendum. This Addendum amends the Agreement. Except as provided in this Addendum, all the terms and conditions of the Agreement remain in full force and effect; however, the terms of this Addendum will govern to the extent of any conflict between the terms of this Addendum and the Agreement.

2. Article 1 (Definitions): Article 1 of the Agreement is amended to (a) delete the defined terms “Cause” and “Separation Package Period” in their entirety and (b) to restate the definition of the defined term “Term” to read as follows:

““Term” means the period ending on the earlier of (a) March 31, 2015; (b) in the event the Shareholder’s employment is terminated by Blammo under Section 9.1(b) of the Employment Agreement (as amended) but then is able to perform all of his duties with Blammo (as determined by a physician chosen by the Parties, acting reasonably), the date on which Blammo refuses to rehire the Shareholder on substantially the same terms and conditions of employment or (c) the date on which the Shareholder’s employment is terminated by Blammo under Section 9.1(c) of the Employment Agreement (as amended).”

3. Governing Law. This Addendum will be governed and construed by the law designated for the interpretation and construction of the provisions of the Agreement as set forth therein.

[Signature Page Follows]

IN WITNESS OF WHICH the parties have executed this Addendum No. 1 to Non-Competition, Non-Solicitation and Confidentiality Agreement.

Glu Mobile Inc.

By:

Name:

Title:

Date:

SIGNED, SEALED & DELIVERED In the presence of:
Witness	David Waisglass
Date: